Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Awards Close in Time to MNPI Disclosures [Table]
Award Timing MNPI Disclosure

In early 2021, we had adopted Executive Stock Ownership Guidelines for our CEO and President to ensure alignment of these executives’ interests with those of our stockholders. Our stock ownership requirements are set as a multiple of base salary using the fair market value of the Company’s common stock on the date of annual evaluation.

In 2023, we increased our CEO ownership multiple from 4x to 5x base salary, and we additionally expanded the Stock Ownership Guidelines to apply to all executive officers at a multiple of 2x base salary.